UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-1310094	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 2.03. Creation of a Financial Obligation.

On December 29, 2005, we entered into an understanding regarding our outstanding credit facility with Laurus Master Fund, LTD. (“Laurus”). As a result of this understanding, Laurus has agreed to make a loan to us in excess of the Formula Amount (“Overadvance”) under the Security Agreement dated April 29, 2005. The Overadvance is in the amount of up to $2.5 million, bearing interest at prime plus 2% and payable on July 2, 2006. In connection with this Overadvance, we granted Laurus a warrant to purchase up to 51,000 shares of our Common Stock at an exercise price of $0.01 per share with a term of ten years. Further, we agreed to register the shares underlying the warrant within 270 days.

On December 30, 2005, largely to support our strategic activities and product development, we entered into a revolving credit agreement with Missouri State Bank (“MSB”) in the principal amount of $3.0 million bearing interest at the prime rate, and payable on January 15, 2007. This indebtedness is subordinated to the Company’s other senior credit facilities and is guaranteed by certain officers, directors and major shareholders of the Company and their affiliates. The loan may be prepaid at any time without penalty and requires that certain minimum “borrowing base” assets be maintained by the company. In the event that the amount of the borrowing base falls below the required threshold level, we may be required to pay down the balance of this loan below the level of the existing borrowing base.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the Laurus Overadvance described in Item 2.03 above, we issued warrants to Laurus as set forth above.

Item 7.01. Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release, dated January 5, 2006, by Accentia Biopharmaceuticals, Inc. announcing financial results for fiscal year 2005. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature, and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K include statements about our product development programs and clinical trials for our SinuNase product. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Accentia’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

a.	Not applicable

b.	Not applicable

c.	Not applicable

d.	See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: January 5, 2006

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 5, 2006, announcing financial results for fiscal year 2005.

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